SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 24, 2005

                                   __________


                           Elbit Medical Imaging Ltd.
             (Exact name of registrant as specified in its charter)

            Israel                    000-28996                  None
(State or other jurisdiction of   (Commission file         (I.R.S. employer
incorporation or organization)         number)           identification no.)

        13 Mozes Street                                         67442
       Tel Aviv, Israel                                       (Zip code)
     (Address of principal
      executive offices)

    Registrant's telephone number, including area code: 011 (972-3) 608-6010

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.  Other Events
            ------------

      EMI Medical Imaging Ltd. (the "Registrant") is filing this current report on Form 8-K in order to file a consent of one of its independent accountants to the incorporation by reference of the report of such accountants with respect to the Registrant's audited consolidated financial statements for the year ended December 31, 2004 (the "2004 Financial Statements") in the registration statement on Form S-8 (relating to the registration of shares to be used under the Elbit Medical Imaging Ltd. 2001 Incentive Plan to Employees and Officers, File Number 333-117509) filed by the Registrant prior to the date hereof. The 2004 Financial Statements were filed by the Registrant with the Securities and Exchange Commission as part of its Annual Report on Form 20-F for the fiscal year ended December 31, 2004.



Item 9.01   Financial Statements and Exhibits
            ---------------------------------
(c)   Exhibits

Exhibit No.       Description
-----------       -----------

23.1              Consent of Mazars Paardekooper Hoffman

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, EMI Medical Imaging Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: August 24, 2005

                                       ELBIT MEDICAL IMAGING LTD.




                                       By: /s/Shimon Yitzhaki
                                           ----------------------
                                       Name:  Shimon Yitzhaki
                                       Title: President

                                  Exhibit Index

Exhibit No.       Description
-----------       -----------

23.1              Consent of Mazars Paardekooper Hoffman